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                                                                    Exhibit 23.1




                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Antigenics Inc.:

We consent to the use of our report incorporated by reference in the Registration Statement on Form S-8 of Antigenics Inc.




                                                     /s/  KPMG LLP


Short Hills, New Jersey
June 29, 2000